Filed pursuant to Rule 497
1933 Act File No. 333-209496
1940 Act File No. 811-23137

SIERRA TOTAL RETURN FUND
Class T Shares of Beneficial Interest

Supplement No. 2 dated May 16, 2017
to the
Prospectus and Statement of Additional Information dated November 9, 2016

This Supplement No. 2 contains information which amends, supplements, or modifies certain information contained in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated November 9, 2016, of Sierra Total Return Fund (the “Fund”), and the Supplement No. 1 thereto dated March 7, 2017.

In addition to the information set forth below, you should carefully consider the “Risk Factors” beginning on page 24 of the Prospectus before you decide to invest.

The purpose of this Supplement No. 2 to the Prospectus and the SAI is to reflect an amendment to Fund’s existing expense support agreement. On May 12, 2017, the Company and STRF Advisors LLC, the Company’s external investment adviser (the “Advisor”) entered into the Second Amended and Restated Expense Support Agreement (the “Expense Support Agreement”). Pursuant to the Expense Support Agreement, the Fund will be subject to a limit on the payment of certain operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, incentive fees, shareholder services expenses, annual dealer manager fees, distribution fees and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) in any fiscal year to 2.66% per annum of the Fund’s average daily gross assets attributable to Class T shares.

As a result of the foregoing, the “Expense Support Agreement” paragraph on pages 5 and 59 of the Prospectus and page 29 of the SAI, and the “Fund Expenses” table in the Prospectus, have been updated as set forth below:

Expense Support Agreement

On May 12, 2017, the Fund entered into the Second Amended and Restated Expense Support Agreement (the “Expense Support Agreement”) with STRF Advisors. Pursuant to the Expense Support Agreement, STRF Advisors has agreed to reimburse the Fund for expenses the Fund incurs for the purpose of limiting the Fund’s payment of certain operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, incentive fees, shareholder services expenses, annual dealer manager fees, distribution fees and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) in any fiscal year to 2.66% of the Fund’s average daily gross assets attributable to Class T shares (the “Operational Expense Limit”). The initial term of the Expense Support Agreement shall be for twelve months, beginning as of the effective date of the Fund’s registration. Following the initial term of the Expense Support Agreement, STRF Advisors may elect, in its sole discretion, to offer to continue the Expense Support Agreement for successive quarterly periods. Any such continuance must be approved by a majority of the Board of Trustees, including a majority of the trustees that are not “interested persons” of the Fund, as such term is defined under the 1940 Act. The Board of Trustees may terminate the Expense Support Agreement at any time, and there can be no assurance that the Adviser will renew the Expense Support Agreement after the first twelve months period. The Adviser will be eligible to recoup expense support payments it previously made, both during the term of the Expense Support Agreement and upon its termination by the Board of Trustees, within the three fiscal years following the period in which the expenses occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s average daily gross assets with respect to the Class T shares in the period of recoupment to exceed the lesser of the Operational Expense Limit in effect at the time the Expense Support Payment was made in that period or the Operational Expense Limit in effect at such time STRF Advisors seeks recoupment.

FUND EXPENSES

Class T
Shareholder Transaction Expenses
Maximum Sales Load(1) (as a percent of offering price)	2.00%
Offering Expenses(2)	0.31%
Early Withdrawal Charges on Shares Repurchased Within 365 Days of Purchase(3) (as a percent of original purchase price)	1.00%
Annual Expenses (as a percentage of net assets attributable to shares)
Management Fees(4)	1.50%
Incentive Fees (15%)(5)	—
Interest Payments on Borrowed Funds	None
Acquired Fund Fees and Expenses(6)(7)	1.13%
Shareholder Services Expenses(8)	0.25%
Distribution Fee(9)	0.75%
Other Expenses(7)(10)(11)	1.24%
Total Gross Annual Expenses	4.87%
Expense Support(12)	(0.39)%
Total Net Annual Expenses	4.48%

The Fund Expenses table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class T shares if you or your family invest, or agree to invest in the future, at least $2,500 for regular accounts and retirement plan accounts. More information about these and other discounts is available from your financial professional and in “Plan of Distribution - Purchasing Shares” starting on page 74 of the Prospectus. More information about management fees, incentive fees, and other expenses is available in “Management of the Fund” starting on page 54 of the Prospectus.

1)
The “maximum sales load” includes a dealer allowance fee of 0.75% and a dealer manager fee of 1.25% of the Fund’s public offering price per Class T share. In no event will the aggregate dealer manager fees exceed 2.00% of the gross offering proceeds received attributable to Class T shares. Class T shares are subject to a total sales charge cap, which consists of the upfront sales load, early withdrawal charges and the ongoing Distribution Fee, of 6.25% under FINRA Rule 2341.

2)
Amount reflects estimated offering expenses to be paid by the Fund of up to $0.5 million if the Fund raises $165.0 million in proceeds (net of the sales load) in this offering during the first twelve months. The offering expenses consist of costs incurred by the Adviser and its affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including, but not limited to, costs associated with technology integration between the Fund’s systems and those of its broker-dealers. The Fund will also pay a $25.00 fee to Strategic Capital Advisory Services, LLC (“Strategic Capital”), an affiliate of the Dealer Manager, for each subscription agreement that Strategic Capital reviews and/or processes.

3)
Shareholders tendering Class T shares through a quarterly repurchase offer fewer than 365 days after the original purchase date may be subject to an early withdrawal charge of 1.00%, which will be deducted from the repurchase proceeds of Class T shares, if (i) the original purchase was for amounts of $1 million or less and (ii) the selling broker received the reallowance of the dealer-manager fee.

4)
The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund’s average daily total assets during such period. Average daily total assets is defined as the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received, as of each day, divided by the number of days in such monthly period. For purposes of calculating the management fee, the term “total assets” includes any assets acquired with the proceeds of leverage.

5)
The incentive fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the incentive fee the Fund pays to increase to the extent the Fund earns greater income through its investments. The incentive fee is calculated and payable quarterly in arrears in an amount equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return of the Fund’s adjusted capital, equal to 1.50%, subject to a “catch-up” feature, which allows the Adviser to recover foregone incentive fees that were previously limited by the hurdle rate. See “Management of the Fund - Investment Adviser” for a full explanation of how the incentive fee is calculated. Because the example following this table assumes a 5.0% annual return, as required by the SEC, no incentive fee would be payable in the current fiscal year. Based on the Fund’s current business plan, the Fund anticipates that it may have investment income that could result in the payment of an incentive fee to the Adviser in the current fiscal year. However, because the Fund is a new offering with no performance history, its performance may not be accurately predicted.

6)
Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the acquired fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the acquired funds. The operating expenses in this “Fund Expenses” table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund. Costs associated with certain investment vehicles, such as real estate investment trusts and private equity funds, are not included in the presentation of the Fund’s fees and expenses due to the fact that such indirect costs are excluded for purposes of this line item. The Fund may invest in such funds whose fees and expenses are excluded from this “Fund Expenses” table above, and in that event the Fund would indirectly incur costs relating to such investments.

7)	Based on estimated amounts for the current fiscal year.

8)
The shareholder services fee relates to activities for which service fees may be paid as contemplated by the Conduct Rules of FINRA, which are administrative support services, not primarily intended to result in the sale of shares. Such shareholder services include, but are not limited to: (i) responding to customer inquiries of a general nature regarding the Fund; (ii) crediting distributions from the Fund to customer accounts; (iii) arranging for bank wire transfer of funds to or from a customer's account; (iv) responding to customer inquiries and requests regarding SAI, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (v) forwarding prospectuses, SAI, tax notices and annual and semi-annual reports to beneficial owners of Fund shares; (vi) assisting the Fund in establishing and maintaining shareholder accounts and records; (vii) assisting customers in changing account options, account designations and account addresses, and (viii) providing such other similar services as the Fund may reasonably request to the extent the an authorized service provider is permitted to do so under applicable statutes, rules, or regulations.

9)
The Distribution Fee attributable to Class T shares will be charged until such time that the total sales charge, which consists of the upfront sales load, early withdrawal charges and the ongoing Distribution Fee, reaches the cap of 6.25% under FINRA Rule 2341.

10)
Other expenses include accounting, legal and auditing fees of the Fund, as well as the reimbursement of the compensation of the Fund’s chief compliance officer and other administrative personnel and fees payable to the Trustees who do not also serve in an executive officer capacity for the Fund or the Adviser. Other expenses also include approximately $0.6 million of upfront offering and organizational expenses in connection with the Fund’s initial setup and launch. Other expenses as an annual percentage of net assets excluding the impact of these upfront expenses is 0.84%.

11)
Based on estimated amounts the Fund expects to pay during the current fiscal year and does not include preferred pricing arrangements the Fund may receive from certain parties as newly-formed entities.

12)
The Adviser and the Fund have entered into the Expense Support Agreement, pursuant to which the Adviser has agreed to reimburse the Fund for expenses the Fund incurs for the purpose of limiting the Fund’s payment of certain operating expenses (exclusive of any taxes, interest, brokerage commissions, acquired fund fees and expenses, incentive fees, shareholder services expenses, annual dealer manager fees, distribution fees and extraordinary expenses, such as litigation or reorganization costs, but inclusive of organizational costs and offering costs) in any fiscal year to 2.66% per annum of the Fund’s average daily gross assets attributable to Class T shares (the “Operational Expense Limit”). The Adviser will be eligible to recoup expense support payments it previously made, both during the term of the Expense Support Agreement and upon its termination by the Board of Trustees, within the three fiscal years following the period in which the expenses occurred and the Adviser will recoup an amount from the Fund to the extent the amount recouped does not cause the Fund’s average daily gross assets with respect to the Class T shares in the period of recoupment to exceed the lesser of the Operational Expense Limit in effect at the time the Expense Support Payment was made in that period or the Operational Expense Limit in effect at such time the Adviser seeks recoupment. The Expense Support Agreement will have a minimum term of twelve months. The Board of Trustees may terminate the Expense Support Agreement at any time, and there can be no assurance that the Adviser will renew the Expense Support Agreement after the first twelve month period.

Examples

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The examples give effect to the Expense Support Agreement for only year one.

5% Return

Share Class	1 Year		3 Years	5 Years	10 Years
Class T Shares	$67	*	$163	$259	$455

The following example illustrates the hypothetical expenses that you would pay on $1,000 investment assuming annual expenses attributable to shares remain unchanged, shares earn a 5% annual return, and you redeemed your shares in full at the end of such period. The examples give effect to the Expense Support Agreement for only year one.

5% Return, redemption

Share Class	1 Year		3 Years	5 Years	10 Years
Class T Shares	$77	*	$163	$259	$455

*	The Early Withdrawal Charge applies. See “Early Withdrawal Charge” under “Quarterly Repurchases of Shares.”

If shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by DST Systems, Inc., currently $5. The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly. The Fund may also pay organizational and offering costs in connection with the initial offering of the shares estimated to be $0.1 million. The organizational expenses are recorded as they are incurred, while the offering expenses will be amortized over the first twelve months of the Fund’s operations. The Fund’s offering costs and organizational expenses are borne by the Fund’s shareholders as an expense of the Fund. The example should not be considered a representation of actual future expenses. Actual expenses may be higher or lower than those shown.

4